                                                                    EXHIBIT 10.8



                   AGREEMENT REGARDING CERTAIN KELLETT ISSUES

     This Agreement made this 19th day of June, 1998, by and among (i) MARINER HEALTH GROUP, INC., a Delaware corporation ("Mariner"); (ii) MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation and a wholly owned subsidiary of Mariner ("Mariner-Nashville") as successor in interest by merger to Convalescent Services, Inc., a Georgia corporation ("CSI"); (iii) STILES A. KELLETT, JR., individually; (iv) SAMUEL B. KELLETT, individually and as the Stockholders Agent under the Participation Agreement (as defined below); (v) HOUSTON-NORTHWEST MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership; DALLAS MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership; FT. BEND MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership; NORTHWEST HEALTHCARE, L.P., a Georgia limited partnership; BELLEAIR EAST MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership; DENVER MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership; TALLAHASSEE HEALTHCARE ASSOCIATES, LTD. (L.P.), a Georgia limited partnership; PORT CHARLOTTE HEALTHCARE ASSOCIATES, LTD. (L.P.), a Georgia limited partnership; SOUTH DENVER HEALTHCARE ASSOCIATES, LTD. (L.P.), a Georgia limited partnership; MELBOURNE HEALTHCARE ASSOCIATES, LTD. (L.P.), a Georgia limited partnership; PINELLAS III HEALTHCARE, LTD. (L.P.), a Georgia limited partnership; POLK HEALTHCARE, LTD. (L.P.), a Georgia limited partnership; ORANGE HEALTHCARE, LTD. (L.P.), a Georgia limited partnership; and CREEK FOREST, LIMITED, a Georgia limited partnership (each, a "Lessor" and, collectively, the "Lessors"); and (vi) PARAGON HEALTH NETWORK, INC., a Delaware corporation ("Paragon").

                                  WITNESSETH:

     WHEREAS, Stiles A. Kellett, Jr., individually and as general partner of Kellett Partners (L.P.), a Georgia limited partnership, and Samuel B. Kellett, individually, are shareholders of Mariner (Stiles A. Kellett, Jr. and Samuel B. Kellett are hereinafter referred to collectively as the "Kelletts"); and

     WHEREAS, on January 2, 1996 Mariner and the Kelletts completed the merger of CSI (CSI then being wholly owned by the Kelletts) and a wholly owned subsidiary of Mariner, with CSI being the surviving corporation (said merger transaction being hereinafter referred to as the "CSI-Mariner Merger"); and

     WHEREAS, in connection with the CSI-Mariner Merger, Mariner, CSI (now Mariner-Nashville), the Kelletts, and certain related entities entered into a number of agreements setting forth the rights and obligations of the respective parties thereto, such agreements including among others, the Participation Agreement dated as of January 9, 1995 (the "Original Participation Agreement"); the Option and Lease Amendment Agreement dated as of January 9, 1995 (the "Option Agreement"); the Stockholders Agreement dated as of January 9, 1995 (the "Stockholders Agreement"); the Amendment Agreement dated as of May 24, 1995 (the "Amendment Agreement"); the Amended and Restated Stockholders Agreement dated as of May 24, 1995 (the "Amended and Restated Stockholders Agreement"); the Amended and Restated Option Agreement dated as of May 24, 1995 (the "Amended and Restated Option Agreement"); and the Second Amendment Agreement dated as of December 29, 1995 (the "Second Amendment Agreement"); and

     WHEREAS, subsequent to the CSI-Mariner Merger, Mariner, the Kelletts, and certain related parties entered into the Second Amended and Restated Stockholders Agreement dated as of May 30, 1997 (the "Second Amended and Restated Stockholders Agreement"); and

     WHEREAS, prior to the CSI-Mariner Merger, CSI leased certain health care facilities (the "Facilities") from the Lessors; and

     WHEREAS, at the time of the CSI-Mariner Merger, the leases between CSI and the Lessors relating to the Facilities were amended and restated (each a "Lease" and collectively, the "Leases");

     WHEREAS, subsequent to the CSI-Mariner Merger, CSI was merged with and into Mariner-Nashville, with Mariner-Nashville continuing in existence as the surviving corporation in such merger, and as such became the Lessee under the Leases; and

     WHEREAS, Mariner, Paragon and a subsidiary of Paragon have entered into an Agreement and Plan of Merger dated as of April 13, 1998, (the "Mariner-Paragon Merger Agreement") whereby a subsidiary of Paragon would be merged into Mariner (the "Mariner-Paragon Merger"); and

     WHEREAS, on April 13, 1998, Paragon and the Kelletts, among others, entered into the Company Voting Agreement dated as of April 13, 1998 (the "Voting Agreement"), pursuant to which the Kelletts agreed to vote their shares of Mariner Common Stock in favor of the Mariner-Paragon Merger; and

     WHEREAS, in connection with entering into the Voting Agreement, the Kelletts requested that Mariner and Paragon, and Mariner and Paragon agreed to, use their commercially reasonable best efforts to address certain issues that had been raised by the Kelletts with respect to the Operative Agreements (as defined in the Second Amendment Agreement) and certain matters arising thereunder; and

     WHEREAS, Mariner, Paragon and the Kelletts desire to set forth in this Agreement their resolution of those issues;

     NOW, THEREFORE, for and in consideration of the premises and the rights and obligations herein expressed, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1.  Termination of Stockholders Agreement. Effective as of the Effective
          -------------------------------------
Time (as defined in the Mariner-Paragon Merger Agreement) of the Mariner-Paragon Merger, the Second Amended and Restated Stockholders Agreement (as well as the Amended and Restated Stockholders Agreement and the Stockholders Agreement) shall be deemed terminated and void and of no further effect.

      2.  Resolution of Arbitration Issues. As of the Effective Time of the
          --------------------------------
Mariner-Paragon Merger, for purposes of clause (iv), as modified by clause
(vii), of the first sentence of Section 11.2 of the Participation Agreement (as amended by the Amendment Agreement and the Second Amendment Agreement), Mariner, Mariner-Nashville, MSSI and MHC Rehab (a) shall be deemed not to have incurred any Losses (as defined in the Participation Agreement) unless and until such Losses shall have exceeded the entire amount, up to but not exceeding $2,000,000, of the accrued liabilities relating to CSI's self-insured retention program for general and professional liability insurance carried on the books of CSI as of May 24, 1995; and (b) shall not be permitted to make claims for indemnification for any Losses arising out of third party claims against CSI arising out of events occurring prior to the CSI-Mariner Merger and settled between May 24, 1995 and January 2, 1996, which settlements are final, binding and nonappealable. As of the Effective Time of the Mariner-Paragon Merger, the issues raised in that certain arbitration proceeding currently in process between the Kelletts and Mariner shall be deemed to be decided in accordance with the immediately preceding sentence. The Kelletts, Mariner and Paragon agree that such decision shall be a final decision, fully enforceable in a court of law or equity, and agree to promptly act in accordance with such decision.

     3.   Amendment to Option Agreement.  As of the Effective Time of the
          -----------------------------
Mariner-Paragon Merger, the Amended and Restated Option Agreement shall be amended as follows:

          A. Schedule 2 attached to the Amended and Restated Option Agreement (entitled "Revised Schedule 2") shall be amended by revising the dates (years) set forth under the column entitled "Exercise Year" and the values set forth under the column entitled "Fair Market Value", so that said dates and values shall read as set forth on the "Second Revised Schedule 2" attached hereto as Exhibit "A" and made a part hereof. Further, the term "Purchase Option Date" as
-----------
used in the Amended and Restated Option Agreement shall refer to the date (year) set forth under the "Exercise Year" column on the Second Revised Schedule 2. Each reference in the Amended and Restated Option Agreement to "Schedule 2" shall be deemed to refer to "Second Revised Schedule 2".

          B. Each reference in the Amended and Restated Option Agreement to "Lease" or "Leases" shall be deemed to refer to a Lease or the Leases (in each case as defined in the Amended and Restated Option Agreement) as such Lease or the Leases shall have been or are amended through the date hereof (including as amended as contemplated by this Agreement).

          C. Article II of the Amended and Restated Option Agreement shall be amended by adding a new section 2.10, which shall read as follows:

          "2.10.   Termination of Option. Notwithstanding anything to the
                   ---------------------
     contrary in this Agreement or any other Operative Agreement, the Option granted in this Article II with respect to a Facility shall terminate with respect to that Facility in the event (i) the Lessee under the Lease for such Facility shall fail or refuse to pay any rent, additional rent or other charges due under such Lease (within the meaning thereof contained in Section 23a. of such Lease), (ii) such failure or refusal shall continue for ten (10) days after written notice from the Lessor under such Lease to such Lessee (within the meaning thereof contained in Section 23a. of such Lease) and (iii) the Lessor under such Lease shall have terminated such Lease in accordance with Section 23a.(1) of such Lease. Furthermore, in the event an Option is so terminated, the Lessee shall forfeit the right to receive the Option Deposit (as defined in Section 2.3 hereof and as set forth on Revised Schedule 2 attached hereto, as the same may be revised from time to time) with respect to such Facility; and such Option Deposit shall be retained by the applicable Lessor as full and final damages arising from any and all defaults of the Lessee under such Lease and any other claims the applicable Lessor may have against the Lessee or any of its affiliates under such Lease, and upon such termination of such Option, the applicable Lessor, the Kelletts and their respective affiliates shall be deemed to have waived any and all claims they or any of them may have against the Lessee or any of its affiliates for any act or omission, or with respect to any event, occurring at or prior to such termination or arising under the Lease. If an Option is terminated in accordance with this
     Section 2.10, the Lessee shall, at the request of the Lessor, execute and deliver to such Lessor any agreements, instruments, notices or memoranda that such Lessor may reasonably request to properly reflect the termination of such Option. Notwithstanding anything to the contrary in this Section 2.10, the termination of any such Lease and any such Option shall not effect in any way any rights or obligations of Lessee and the Lessors under any other Lease or any other Option granted pursuant to this Agreement with respect to any other Facility and any term contained in any of the Leases as now existing or hereafter amended providing for a cross default in the event of the termination of any of the other Leases shall be deemed null and void for purposes of this Section 2.10.

     4.   Amendment to Amendment Agreement. Effective as of the later of (i) the
          --------------------------------
Effective Time of the Mariner-Paragon Merger, or (ii) the date on which the credit facility that Mariner has with a group of lenders for which PNC Bank, National Association acts as agent (as such credit facility has been, and may in the future be, amended, extended, increased or otherwise changed, the "Mariner Credit Facility") is terminated and the indebtedness thereunder has been repaid in full, Section 2.6(d)(i) of the Amendment Agreement shall be amended in its entirety to read as follows: "(i) an intercreditor agreement with Mariner's lenders on as favorable terms to Mariner's lenders as such holder of a Lien shall reasonably agree to,".

     5.   Amendments to Leases. As of the Effective Time of the Mariner-Paragon
          --------------------
Merger, amendments to the Leases between Mariner-Nashville and Denver Medical Investors, Ltd. (L.P.), Port Charlotte Healthcare Associates, Ltd. (L.P.) and Belleair East Medical Investors, Ltd. (L.P.) in the forms attached hereto as Exhibits 1, 2 and 3, which have been executed contemporaneously herewith, shall become effective (the "Lease Amendments"). Mariner, as guarantor of Lessee's obligations under such Leases, hereby consents to such amendments. Mariner-Nashville and each of the Lessors mentioned above shall enter into and record an amendment to the Memorandum of Lease, Right of First Refusal, and Option to Purchase which is currently recorded in the public records with respect to each affected Facility to reflect the changes effected by the Lease Amendments. Each Lease Amendment shall be subject to the approval of the holder of any mortgage encumbering the affected Facility, if such approval is required by the mortgage or related documents.

     6.   Assumption of Lease Guaranties by Paragon. Effective as of the later
          -----------------------------------------
of (i) the Effective Time of the Mariner-Paragon Merger, or (ii) the date on which the Mariner Credit Facility is terminated and the indebtedness thereunder has been repaid in full, Paragon shall (a) assume the guaranty obligation of Mariner under each existing Lease Guaranty previously delivered by Mariner pursuant to Section 2.6(c)(iii) of the Amendment Agreement, and (b) if requested by any Person (as defined in the Amendment Agreement) making a loan for money borrowed to a Lessor that is secured by a mortgage on a Facility leased by Lessee, provide a guaranty of Lessee's obligations to pay rent under the applicable Lease (as defined in the Amendment Agreement), which guaranty shall be in substantially the form of Exhibit J to the Amendment Agreement.
                                ---------

     7.   Common Definitions. Unless otherwise defined in this Agreement,
          ------------------
capitalized terms used in this Agreement that are defined in the Original Participation Agreement as amended by the Amendment Agreement and the Second Amendment Agreement (the "Participation Agreement") shall have the meanings assigned to them in the Participation Agreement, and the rules of construction and documentary conventions set forth in the Participation Agreement shall apply to this Agreement. From and after the Effective Time of the Mariner-Paragon Merger, all notices and other communications under or with respect to the Operative Agreements (as defined in the Second Amendment Agreement), as amended from time to time, and the Leases should be sent to Mariner, Mariner-Nashville or any of their affiliates, c/o Mariner Post-Acute Network, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346.

     8.   Entire Agreement. This Agreement, together with the Operative
          ----------------
Agreements (as defined in the Second Amendment Agreement) and the Exhibits and Schedules hereto and thereto, supersede any other agreement, whether written or oral, that may have been made or entered into by the parties relating to the matters contemplated hereby and thereby. This Agreement, together with the Operative Agreements (as defined in the Second Amendment Agreement) and the Exhibits and Schedules hereto and thereto, constitute the entire agreement of the parties with respect to the matters covered hereby and thereby.

     9.   Amendment or Modification. This Agreement may be amended only with the
          -------------------------
written consent of the parties hereto.

     10.  Waiver. Any party to this Agreement or any of the Operative Agreements
          ------
may, by written notice to the other parties to this Agreement or such Operative Agreement, (a) extend the time for the performance of any of the obligations or other actions of the other parties for its benefit under this Agreement or such Operative Agreement; (b) waive any inaccuracies in the representations or warranties of the other parties made to it contained in this Agreement or such Operative Agreement or in any document delivered pursuant hereto or thereto; (c) waive compliance with any of the conditions or covenants of the other parties for its benefit contained in this Agreement or such Operative Agreement; or (d) waive or modify performance of any of the obligations of the other parties for its benefit under this Agreement or such Operative Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement or any of the Operative Agreements, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants, conditions or agreements contained in this Agreement or any of the Operative Agreements. The failure of any party hereto to enforce at any time any of the provisions of this Agreement or any of the Operative Agreements shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any of the Operative Agreements or any part hereof or thereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement or any of the Operative Agreements shall be held to be a waiver of any other or subsequent breach or non-compliance.

     11.  Law Governing. This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of law thereof.

     12.  Counterparts. This Agreement may be executed simultaneously in one or
          ------------
more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the date first above written.

                              MARINER HEALTH GROUP, INC.,
                              a Delaware corporation


                              By: /s/ Arthur W. Stratton, Jr.
                                  --------------------------------------
                                  Arthur W. Stratton, Jr., M.D.
                                  President and Chief Executive Officer


                              MARINER HEALTH CARE OF NASHVILLE,
                              INC., a Delaware corporation

                              By: /s/ Arthur W. Stratton, Jr.
                                  --------------------------------------
                                  Arthur W. Stratton, Jr., M.D.
                                  President


                                  /s/ Stiles A. Kellett, Jr.
                                  --------------------------------------
                                  Stiles A. Kellett, Jr.

                                  /s/ Samuel B. Kellett
                                  --------------------------------------
                                  Samuel B. Kellett, both individually and as
                                  the Stockholders Agent under the Participation Agreement


                              DENVER MEDICAL INVESTORS, LTD.
                              (L.P.), a Georgia limited partnership

                              By: /s/ Samuel B. Kellett
                                  --------------------------------------
                                  Samuel B. Kellett
                                  General Partner

                              MELBOURNE HEALTHCARE ASSOCIATES,
                              LTD. (L.P.), a Georgia limited partnership


                              By: /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner


                              DALLAS MEDICAL INVESTORS, LTD. (L.P.),
                              a Georgia limited partnership


                              By: /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              NORTHWEST HEALTHCARE, L.P.,
                              a Georgia limited partnership


                              By: /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              HOUSTON-NORTHWEST MEDICAL INVESTORS,
                              LTD. (L.P.), a Georgia limited partnership


                              By: /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              FT. BEND MEDICAL INVESTORS, LTD. (L.P.), a Georgia limited partnership


                              By: /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              BELLEAIR EAST MEDICAL INVESTORS, LTD.
                              (L.P.), a Georgia limited partnership


                              By:  /s/ Samuel B. Kellett
                                 -------------------------------------
                                    General Partner

                              PORT CHARLOTTE HEALTHCARE
                              ASSOCIATES, LTD. (L.P.), a Georgia
                              limited partnership


                              By:  /s/ Samuel B. Kellett
                                 -------------------------------------
                                    General Partner

                              TALLAHASSEE HEALTHCARE ASSOCIATES,
                              LTD., (L.P.), a Georgia limited partnership


                              By:  /s/ Samuel B. Kellett
                                 -------------------------------------
                                    General Partner

                              SOUTH DENVER HEALTHCARE ASSOCIATES,
                              LTD. (L.P.), a Georgia limited partnership


                              By:  /s/ Samuel B. Kellett
                                 -------------------------------------
                                    General Partner

                              PINELLAS III HEALTHCARE, LTD. (L.P.),
                              a Georgia limited partnership


                              By:  /s/ Samuel B. Kellett
                                 -------------------------------------
                                    General Partner

                              POLK HEALTHCARE, LTD. (L.P.), a Georgia
                              limited partnership


                              By:  /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              ORANGE HEALTHCARE, LTD. (L.P.), a
                              Georgia limited partnership


                              By:  /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              CREEK FOREST, LIMITED, a Georgia
                              limited partnership


                              By:  /s/ Samuel B. Kellett
                                 ---------------------------------------
                                    General Partner

                              PARAGON HEALTH NETWORK, INC.,
                              a Delaware corporation


                              By: /s/ Stefano Miele
                                 ---------------------------------------
                                 Title: Vice President and Associate
                                        General Counsel

                           SECOND REVISED SCHEDULE 2


                          Exercise     Option     Fair Market
Facility                    Year      Deposit        Value
------------------------  --------  ------------  -----------

     Colony House             2005   (1,025,000)   $4,400,000
     Melbourne Terrace        2005   (  860,000)    5,200,000
     Villa Northwest          2004   (1,010,000)    4,300,000
     Belleair East            2006   (1,215,000)    3,545,000
     South Monaco*            2008   (  780,000)    2,280,000
     Centerville              2006   (  975,000)    4,300,000
     Palmview                 2006   (1,330,000)    2,330,000
     Heritage Park            2005   (1,130,000)    5,900,000
     East Bay                 2005   (1,205,000)    4,900,000
     Spring Lake              2010   (1,250,000)    5,500,000
     Conway Lakes             2010   (1,155,000)    5,100,000
     Woodwind Lakes           2003   (1,220,000)    5,300,000
     Meadowgreen
     Bethany
     ____________
     *Exercise year shall begin on December 1, 2008 (all others begin on May 24 of each exercise year)






                                  Exhibit "A"

                               FIRST AMENDMENT OF
                              AMENDED AND RESTATED
                                OPERATING LEASE

STATE OF COLORADO

COUNTY OF DENVER

     THIS FIRST AMENDMENT OF AMENDED AND RESTATED OPERATING LEASE (this "First Amendment") is entered into this 19th day of June, 1998, but made effective as of the Effective Time as defined in that certain Agreement and Plan of Merger dated as of April 13, 1998, among Paragon Health Network, Inc., Paragon Acquisition Sub, Inc. and Mariner Health Group, Inc. (the "Effective Time") by and between DENVER MEDICAL INVESTORS, LTD. (L.P.). a Georgia limited partnership (hereinafter called "Landlord"), and MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation, successor by merger to Convalescent Services, Inc., a Georgia corporation (hereinafter called "Tenant").

                             W I T N E S S E T H :

     WHEREAS, Landlord owns a nursing center located in Denver, Colorado, formerly known as South Monoco Care Center, but now known as Mariner Health of Denver (the "Facility"); and

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Operating Lease dated May 24, 1995, but made effective the 2nd day of January, 1996 (the "Amended and Restated Operating Lease"), pursuant to which the parties amended and restated the original lease between the parties dated April 1, 1994 (and amended on January 1, 1995), wherein the Landlord leased the Facility to the Tenant; and

     WHEREAS, Landlord and Tenant desire to amend the Amended and Restated Operating Lease as set forth hereinafter, with such amendment to become effective at the Effective Time.

     THEREFORE, for and in consideration of the mutual benefits to be gained by the performance hereof, Landlord and Tenant do hereby amend the Amended and Restated Operating Lease as follows:

     1. The first sentence of Section 2 of the Amended and Restated Operating Lease is hereby amended to read as follows: "The Term of this Lease shall begin at 12 o'clock A.M. on January 2, 1996, and shall continue for a period of


                                   Exhibit 1
eighteen (18) years and four (4) months from January 2, 1996, unless sooner terminated as provided hereinafter."

     2. The first sentence of Subsection 37b.(1) of the Amended and Restated Operating Lease is hereby amended to read as follows: "Tenant may exercise its Option granted in this Section 37(b)(1) at any time during the 365-day period commencing on December 1, 2008 (the "Purchase Option Date").

     3. Subject to the amendments set forth herein, the remaining terms and conditions of the Amended and Restated Operating Lease (as previously amended) shall remain in full force and effect and are hereby reaffirmed and ratified.

     4. This First Amendment shall become effective at, and shall only be effective from and after, the Effective Time. Prior to the Effective Time, this First Amendment shall be of no force or effect. In the event the Effective Time (as defined above) has not occurred by June 30, 1999, this First Amendment shall be null and void.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date hereinabove set forth.

                                    LANDLORD:

                                    DENVER MEDICAL INVESTORS,
                                    LTD. (L.P.)



                                    By:___________________________________
                                        General Partner

                                    TENANT:

                                    MARINER HEALTH CARE OF
                                    NASHVILLE, INC.



                                    By:___________________________________
                                        Title:_____________________________

                                ACKNOWLEDGMENTS

STATE OF GEORGIA
COUNTY OF ___________________

     On this the _____ day of _________, 1998, before me, the undersigned officer, personally appeared ______________________________, known to me to be the general partner of the aforesaid limited partnership and the person whose name is subscribed to the within instrument and acknowledged that he executed the same as general partner of said partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

STATE/COMMONWEALTH OF _______________________
COUNTY OF ______________________

     On this the _____ day of __________, 1998, before me, the undersigned officer, personally appeared _______________________________________________, known to me to be the  _________________________________________ of the
aforesaid corporation and the person whose name is subscribed to the within instrument as such officer of the aforesaid corporation, and acknowledged that he executed the same in such capacity on behalf of the corporation for the purposes therein contained.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

                               SECOND AMENDMENT OF
                              AMENDED AND RESTATED
                                OPERATING LEASE

STATE OF FLORIDA

COUNTY OF CHARLOTTE

     THIS SECOND AMENDMENT OF AMENDED AND RESTATED OPERATING LEASE (this "Second Amendment") entered into this 19th day of June, 1998, but made effective as of the Effective Time as defined in that certain Agreement and Plan of Merger dated as of April 13, 1998, among Paragon Health Network, Inc., Paragon Acquisition Sub, Inc. and Mariner Health Group, Inc. (the "Effective Time"), by and between PORT CHARLOTTE HEALTHCARE ASSOCIATES, LTD. (L.P.), a Georgia limited partnership (hereinafter called "Landlord"), and MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation, successor by merger to Convalescent Services, Inc., a Georgia corporation (hereinafter called "Tenant").

                             W I T N E S S E T H :

     WHEREAS, Landlord owns a nursing center located in Port Charlotte, Florida, formerly known as Palmview but now known as Mariner Health of Port Charlotte (the "Facility"); and

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Operating Lease dated May 24, 1995, but made effective the 2nd day of January, 1996 (the "Amended and Restated Operating Lease"), pursuant to which the parties amended and restated the original lease between the parties dated July 1, 1994, wherein the Landlord leased the Facility to the Tenant; and

     WHEREAS, Landlord and Tenant entered into a First Amendment of the Amended and Restated Operating Lease, made effective January 2, 1996, making certain amendments thereto; and

     WHEREAS, Landlord and Tenant desire to further amend the Amended and Restated Operating Lease as set forth hereinafter, with such amendment to become effective at the Effective Time.

     THEREFORE, for and in consideration of the mutual benefits to be gained by the performance hereof, Landlord and Tenant do hereby amend the Amended and Restated Operating Lease as follows:

                                   Exhibit 2

     1. The first sentence of Section 2 of the Amended and Restated Operating Lease is hereby amended to read as follows: "The Term of this Lease shall begin at 12 o'clock A.M. on January 2, 1996, and shall continue for a period of thirteen (13) years and four (4) months from January 2, 1996, unless sooner terminated as provided hereinafter."

     2. The first sentence of Subsection 37b.(1) of the Amended and Restated Operating Lease is hereby amended to read as follows: "Tenant may exercise its Option granted in this Section 37(b)(1) at any time during the 365-day period commencing on the anniversary of the Lease Date in the year 2006 (the "Purchase Option Date").

     3. Subject to the amendments set forth herein, the remaining terms and conditions of the Amended and Restated Operating Lease (as previously amended) shall remain in full force and effect and are hereby reaffirmed and ratified.

     4. This Second Amendment shall become effective at, and shall only be effective from and after, the Effective Time. Prior to the Effective Time, this Second Amendment shall be of no force or effect. In the event the Effective Time (as defined above) has not occurred by June 30, 1999, this Second Amendment shall be null and void.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date hereinabove set forth.

                                    LANDLORD:

                                    PORT CHARLOTTE HEALTHCARE
                                    ASSOCIATES, LTD. (L.P.)



                                    By:___________________________________
                                        General Partner

                                    TENANT:

                                    MARINER HEALTH CARE OF
                                    NASHVILLE, INC.



                                    By:___________________________________
                                        Title:_____________________________

                                ACKNOWLEDGMENTS

STATE OF GEORGIA
COUNTY OF __________________

     On this the _____ day of ____________, 1998, before me, the undersigned officer, personally appeared ______________________________, known to me to be the general partner of the aforesaid limited partnership and the person whose name is subscribed to the within instrument and acknowledged that he executed the same as general partner of said partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

STATE/COMMONWEALTH OF _____________________
COUNTY OF _____________________

     On this the _____ day of ___________, 1998, before me, the undersigned officer, personally appeared _______________________________________________, known to me to be the  _________________________________________ of the
aforesaid corporation and the person whose name is subscribed to the within instrument as such officer of the aforesaid corporation, and acknowledged that he executed the same in such capacity on behalf of the corporation for the purposes therein contained.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

                              SECOND AMENDMENT OF
                             AMENDED AND RESTATED
                                OPERATING LEASE

STATE OF FLORIDA

COUNTY OF PINELLAS

     THIS SECOND AMENDMENT OF AMENDED AND RESTATED OPERATING LEASE (this "Second Amendment") entered into this 19th day of June, 1998, but made effective as of the Effective Time as defined in that certain Agreement and Plan of Merger dated as of April 13, 1998, among Paragon Health Network, Inc., Paragon Acquisition Sub, Inc. and Mariner Health Group, Inc. (the "Effective Time"), by and between BELLEAIR EAST MEDICAL INVESTORS, LTD. (L.P.). a Georgia limited partnership (hereinafter called "Landlord"), and MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation, successor by merger to Convalescent Services, Inc., a Georgia corporation (hereinafter called "Tenant").

                             W I T N E S S E T H :

     WHEREAS, Landlord owns a nursing center located in Clearwater, Florida, formerly known as Belleair East Health Care Center, but now known as Mariner Health of Clearwater (the "Facility"); and

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Operating Lease dated May 24, 1995, but made effective the 2nd day of January, 1996 (the "Amended and Restated Operating Lease"), pursuant to which the parties amended and restated the original lease between the parties dated July 1, 1994, wherein the Landlord leased the Facility to the Tenant; and

     WHEREAS, Landlord and Tenant entered into a First Amendment of the Amended and Restated Operating Lease, made effective May 30,1997, making certain amendments thereto; and

     WHEREAS, Landlord and Tenant desire to further amend the Amended and Restated Operating Lease as set forth hereinafter, with such amendment to become effective at the Effective Time.

     THEREFORE, for and in consideration of the mutual benefits to be gained by the performance hereof, Landlord and Tenant do hereby amend the Amended and Restated Operating Lease as follows:

                                   Exhibit 3

     1. The first sentence of Section 2 of the Amended and Restated Operating Lease is hereby amended to read as follows: "The Term of this Lease shall begin at 12 o'clock A.M. on January 2, 1996, and shall continue for a period of thirteen (13) years and four (4) months from January 2, 1996, unless sooner terminated as provided hereinafter."

     2. The first sentence of Subsection 37b.(1) of the Amended and Restated Operating Lease is hereby amended to read as follows: "Tenant may exercise its Option granted in this Section 37(b)(1) at any time during the 365-day period commencing on the anniversary of the Lease Date in the year 2006 (the "Purchase Option Date").

     3. Subject to the amendments set forth herein, the remaining terms and conditions of the Amended and Restated Operating Lease (as previously amended) shall remain in full force and effect and are hereby reaffirmed and ratified.

     4. This Second Amendment shall become effective at, and shall only be effective from and after, the Effective Time. Prior to the Effective Time, this Second Amendment shall be of no force or effect. In the event the Effective Time (as defined above) has not occurred by June 30, 1999, this Second Amendment shall be null and void.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date hereinabove set forth.

                                    LANDLORD:

                                    BELLEAIR EAST MEDICAL INVESTORS,
                                    LTD. (L.P.)



                                    By:___________________________________
                                        General Partner

                                    TENANT:

                                    MARINER HEALTH CARE OF
                                    NASHVILLE, INC.



                                    By:___________________________________
                                        Title:_____________________________

                                ACKNOWLEDGMENTS

STATE OF GEORGIA
COUNTY OF _____________________

     On this the _____ day of _________, 1998, before me, the undersigned officer, personally appeared ______________________________, known to me to be the general partner of the aforesaid limited partnership and the person whose name is subscribed to the within instrument and acknowledged that he executed the same as general partner of said partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

STATE/COMMONWEALTH OF _____________________
COUNTY OF ___________________

     On this the _____ day of _____________, 1998, before me, the undersigned officer, personally appeared _______________________________________________, known to me to be the  _________________________________________ of the
aforesaid corporation and the person whose name is subscribed to the within instrument as such officer of the aforesaid corporation, and acknowledged that he executed the same in such capacity on behalf of the corporation for the purposes therein contained.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

                                ACKNOWLEDGMENTS

STATE OF GEORGIA
COUNTY OF ___________________

     On this the _____ day of _________, 1998, before me, the undersigned officer, personally appeared ______________________________, known to me to be the general partner of the aforesaid limited partnership and the person whose name is subscribed to the within instrument and acknowledged that he executed the same as general partner of said partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________

STATE/COMMONWEALTH OF _______________________
COUNTY OF ______________________

     On this the _____ day of __________, 1998, before me, the undersigned officer, personally appeared _______________________________________________, known to me to be the  _________________________________________ of the
aforesaid corporation and the person whose name is subscribed to the within instrument as such officer of the aforesaid corporation, and acknowledged that he executed the same in such capacity on behalf of the corporation for the purposes therein contained.


                                    _______________________________________
                                    Notary Public


                                              [NOTARIAL SEAL]

                                    My Commission expires:_______________



                                       4